                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

               301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of principal executive offices)

                                   28288-0630
                                   (Zip Code)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                         200 BERKELEY STREET, 17th FLOOR
                           BOSTON, MASSACHUSETTS 02116
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (617) 210-3772
            (Name, address and telephone number of agent for service)

                                Manor Care, Inc.
               (Exact name of obligor as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   34-1687107
                      (I.R.S. Employer Identification No.)

                       TABLE OF ADDITIONAL CO-REGISTRANTS

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS       (STATE OR OTHER JURISDICTION OF
CHARTER)                                                   INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
AMERICAN HOSPITAL BUILDING CORPORATION                                   Delaware                        52-0985621
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.                      Illinois                        53-1352950
AMERICANA HEALTHCARE CORPORATION OF GEORGIA                               Georgia                        37-1087694
ANCILLARY SERVICES MANAGEMENT, INC.                                        Ohio                           34-163874
ANCILLARY SERVICES, LLC                                                  Delaware                        52-2166500
ANNANDALE ARDEN, LLC                                                     Delaware                        52-2111069
BAILY NURSING HOME, INC.                                               Pennsylvania                      23-1674218
BAINBRIDGE ARDEN, LLC                                                    Delaware                        52-2098028
BATH ARDEN, LLC                                                          Delaware                        52-2099206
BINGHAM FARMS ARDEN, LLC                                                 Delaware                        52-2106495
BIRCHWOOD MANOR, INC.                                                    Michigan                        38-1719951
BLUE RIDGE REHABILITATION SERVICES, INC.                                 Virginia                        54-1508699
BOOTH LIMITED PARTNERSHIP                                                 Florida                        37-1080797
CANTERBURY VILLAGE, INC.                                                 Michigan                        38-2032536
CHARLES MANOR, INC.                                                      Maryland                        52-0902287
CHESAPEAKE MANOR, INC.                                                   Maryland                        52-0902288
CLAIRE BRIDGE OF ANDERSON, LLC                                           Delaware                        39-1973297
CLAIRE BRIDGE OF AUSTIN, LLC                                             Delaware                        39-1973318
CLAIRE BRIDGE OF KENWOOD, LLC                                            Delaware                        39-1973322
CLAIRE BRIDGE OF SAN ANTONIO, LLC                                        Delaware                        39-1973324
CLAIRE BRIDGE OF SUSQUEHANNA, LLC                                        Delaware                        39-1973366
CLAIRE BRIDGE OF WARMINSTER, LLC                                         Delaware                        39-1973327
COLEWOOD LIMITED PARTNERSHIP                                             Maryland                        52-1335634
COLONIE ARDEN, LLC                                                       Delaware                        52-2130894
CRESTVIEW HILLS ARDEN, LLC                                               Delaware                        52-2092155

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS       (STATE OR OTHER JURISDICTION OF
CHARTER)                                                   INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
DEKALB HEALTHCARE CORPORATION                                            Delaware                        37-1019112
DEVON MANOR CORPORATION                                                Pennsylvania                      23-2093337
DISTCO, INC.                                                             Maryland                        52-0853907
DIVERSIFIED REHABILITATION SERVICES, INC.                                Michigan                        38-2690352
DONAHOE MANOR, INC.                                                    Pennsylvania                      25-1147049
EAST MICHIGAN CARE CORPORATION                                           Michigan                        38-1747681
EXECUTIVE ADVERTISING, INC.                                              Maryland                        52-0912751
EYE-Q NETWORK, INC.                                                        Ohio                          34-1760305
FIRST LOUISVILLE ARDEN, LLC                                              Delaware                        52-2092159
FOUR SEASONS NURSING CENTERS, INC.                                       Delaware                        73-0783484
FRESNO ARDEN, LLC                                                        Delaware                        52-2098630
GENEVA ARDEN, LLC                                                        Delaware                        52-2124930
GEORGIAN BLOOMFIELD, INC.                                                Michigan                        38-1982410
GREENVIEW MANOR, INC.                                                    Michigan                        38-6062040
HANOVER ARDEN, LLC                                                       Delaware                        52-2098633
HCR HOME HEALTH CARE AND HOSPICE, INC.                                     Ohio                          34-1787978
HCR INFORMATION CORPORATION                                                Ohio                          31-1494764
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.                           Florida                        65-0666550
HCR MANOR CARE SERVICES, INC. (F/K/A HEARTLAND                             Ohio                          34-1838217
CAREPARTNERS, INC.)
HCR PHYSICIAN MANAGEMENT SERVICES, INC.                                   Florida                        58-2242001
HCR REHABILITATION CORP.                                                   Ohio                          34-1720345
HCRA OF TEXAS, INC.                                                        Texas                         74-2788668
HCRC INC.                                                                Delaware                        22-2784172
HEARTLAND CARE, LLC                                                        Ohio                          32-0091717
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA                          Ohio                          34-4402510
HEARTLAND EMPLOYMENT SERVICES, LLC                                         Ohio                          34-1903270
HEARTLAND HOME CARE, INC.                                                  Ohio                          34-1787895
HEARTLAND HOME HEALTH CARE SERVICES, INC.                                  Ohio                          34-1787967

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS       (STATE OR OTHER JURISDICTION OF
CHARTER)                                                   INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
HEARTLAND HOSPICE SERVICES, INC.                                           Ohio                          34-1788398
HEARTLAND INFORMATION SERVICES, INC. (F/K/A HEARTLAND                      Ohio                          31-1488831
MEDICAL INFORMATION SERVICES, INC.)
HEARTLAND MANAGEMENT SERVICES, INC.                                        Ohio                          34-1808700
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.                        Florida                        59-2504386
HEARTLAND REHABILITATION SERVICES, INC.                                    Ohio                          34-1280619
HEARTLAND SERVICES CORP.                                                   Ohio                          34-1760503
HEARTLAND THERAPY PROVIDER NETWORK, INC.                                 Delaware                        37-1027432
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL                       New Jersey                       22-2137595
THERAPY PROFESSIONAL ASSOCIATES, INC.
HGCC OF ALLENTOWN, INC.                                                  Tennessee                       23-2244532
IN HOME HEALTH, INC.                                                     Minnesota                       41-1458213
INDUSTRIAL WASTES, INC.                                                Pennsylvania                      25-1264509
IONIA MANOR, INC.                                                        Michigan                        38-1749970
JACKSONVILLE HEALTHCARE CORPORATION                                      Delaware                        37-1069936
JEFFERSON ARDEN, LLC                                                     Delaware                        52-2111068
KENWOOD ARDEN, LLC                                                       Delaware                        52-2116657
KNOLLVIEW MANOR, INC.                                                    Michigan                        38-1724149
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK,                 Delaware                        52-1462046
INC.
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER,                  Maryland                        52-1352949
INC.
LEADER NURSING AND REHABILITATION CENTER OF SCOTT                        Delaware                        52-1462056
TOWNSHIP, INC.
LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.                Virginia                        52-1363206
LINCOLN HEALTH CARE, INC.                                                  Ohio                          34-1352822
LIVONIA ARDEN, LLC                                                       Delaware                        52-2104704
MANOR CARE AVIATION, INC.                                                Delaware                        52-1462072
MANOR CARE OF AKRON, INC.                                                  Ohio                          52-0970447
MANOR CARE OF AMERICA, INC                                               Delaware                        52-1200376
MANOR CARE OF ARIZONA, INC.                                              Delaware                        52-1751861
MANOR CARE OF ARLINGTON, INC.                                            Virginia                        52-1067426
MANOR CARE OF CANTON, INC.                                                 Ohio                          52-1019576

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS    (STATE OR OTHER JURISDICTION OF
CHARTER)                                                INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
------------------------------------------------------  -------------------------------   ------------------------------------
MANOR CARE OF CHARLESTON, INC.                                   South Carolina                         52-1187059
MANOR CARE OF CINCINNATI, INC.                                        Ohio                              52-0943592
MANOR CARE OF COLUMBIA, INC.                                     South Carolina                         52-0940578
MANOR CARE OF DARIEN, INC.                                         Connecticut                          52-1934884
MANOR CARE OF DELAWARE COUNTY, INC.                                 Delaware                            52-1916053
MANOR CARE OF HINSDALE, INC.                                        Illinois                            52-0970446
MANOR CARE OF KANSAS, INC.                                          Delaware                            52-1462071
MANOR CARE OF KINGSTON COURT, INC.                                Pennsylvania                          52-1314648
MANOR CARE OF LARGO, INC.                                           Maryland                            52-1065213
MANOR CARE OF LEXINGTON, INC.                                    South Carolina                         52-1048770
MANOR CARE OF MEADOW PARK, INC.                                    Washington                           52-1339998
MANOR CARE OF MIAMISBURG, INC.                                      Delaware                            52-1708219
MANOR CARE OF NORTH OLMSTED, INC.                                     Ohio                              52-0970448
MANOR CARE OF PINEHURST, INC.                                    North Carolina                         52-1069744
MANOR CARE OF ROLLING MEADOWS, INC.                                 Illinois                            52-1077856
MANOR CARE OF ROSSVILLE, INC.                                       Maryland                            52-1077857
MANOR CARE OF WILLOUGHBY, INC.                                        Ohio                              52-0970449
MANOR CARE OF WILMINGTON, INC.                                      Delaware                            52-1252362
MANOR CARE OF YORK (NORTH), INC.                                  Pennsylvania                          52-1314645
MANOR CARE OF YORK (SOUTH), INC.                                  Pennsylvania                          52-1314644
MANOR CARE SUPPLY COMPANY                                           Delaware                            52-2055097
MANORCARE HEALTH SERVICES OF OKLAHOMA, INC.                         Delaware                            52-2055078
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.            Pennsylvania                          52-2004471
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.                         Delaware                            52-2002773
MANORCARE HEALTH SERVICES, INC.                                     Delaware                            52-0886946
MARINA VIEW MANOR, INC.                                             Wisconsin                           39-1164707
MEDI-SPEECH SERVICE, INC.                                           Michigan                            38-2343280
MEMPHIS ARDEN, LLC                                                  Delaware                            52-2098029

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS    (STATE OR OTHER JURISDICTION OF
CHARTER)                                                INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
------------------------------------------------------  -------------------------------   ------------------------------------
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.                        New Jersey                           22-2575292
MILESTONE HEALTH SYSTEMS, INC.                                        Texas                             75-2245197
MILESTONE HEALTHCARE, INC.                                          Delaware                            75-2592398
MILESTONE REHABILITATION SERVICES, INC.                               Texas                             75-2190857
MILESTONE STAFFING SERVICES, INC.                                     Texas                             74-2963093
MILESTONE THERAPY SERVICES, INC.                                      Texas                             75-2406307
MNR FINANCE CORP.                                                   Delaware                            51-0348281
NAPA ARDEN, LLC                                                     Delaware                            52-2108866
PEAK REHABILITATION, INC.                                           Delaware                            52-1833202
PERRYSBURG PHYSICAL THERAPY, INC.                                     Ohio                              34-1363071
PNEUMATIC CONCRETE, INC.                                            Tennessee                           62-0716951
PORTFOLIO ONE, INC.                                                New Jersey                           22-1604502
REHABILITATION ADMINISTRATION CORPORATION                           Kentucky                            61-1295825
REHABILITATION ASSOCIATES, INC.                                    New Jersey                           22-3290567
REHABILITATION SERVICES OF ROANOKE, INC.                            Virginia                            54-0993013
REINBOLT & BURKAM, INC.                                               Ohio                              34-1479648
RICHARDS HEALTHCARE, INC.                                             Texas                             76-0339241
RIDGEVIEW MANOR, INC.                                               Michigan                            38-1734212
ROANOKE ARDEN, LLC                                                  Delaware                            52-2104706
ROLAND PARK NURSING CENTER, INC.                                    Maryland                            52-1890169
RVA MANAGEMENT SERVICES, INC.                                         Ohio                              34-1791517
SAN ANTONIO ARDEN, LLC                                              Delaware                            52-2106496
SILVER SPRING - WHEATON NURSING HOME, INC.                          Maryland                            53-0245649
SILVER SPRING ARDEN, LLC                                            Delaware                            52-2107728
SPRINGHILL MANOR, INC.                                              Michigan                            38-1890497
STEWALL CORPORATION                                                 Maryland                            52-0798475
STRATFORD MANOR, INC.                                               Virginia                            52-0902020
STUTEX CORP.                                                          Texas                             52-0884091

(EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN ITS    (STATE OR OTHER JURISDICTION OF
CHARTER)                                                INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
------------------------------------------------------  -------------------------------   ------------------------------------
SUN VALLEY MANOR, INC.                                              Michigan                            38-1798425
SUSQUEHANNA ARDEN LLC                                               Delaware                            52-2124933
TAMPA ARDEN, LLC                                                    Delaware                            52-2113270
THE NIGHTINGALE NURSING HOME, INC.                                Pennsylvania                          23-1719762
THERASPORT PHYSICAL THERAPY, INC.                                   Michigan                            38-3324355
THREE RIVERS MANOR, INC.                                            Michigan                            38-2479940
TOTALCARE CLINICAL LABORATORIES, INC.                               Delaware                            52-1740933
TUSCAWILLA ARDEN, LLC                                               Delaware                            52-2092162
WALL ARDEN, LLC                                                     Delaware                            52-2098990
WARMINSTER ARDEN LLC                                                Delaware                            52-2124931
WASHTENAW HILLS MANOR, INC.                                         Michigan                            38-2686882
WHITEHALL MANOR, INC.                                               Michigan                            38-2189772
WILLIAMSVILLE ARDEN, LLC                                            Delaware                            52-2107735

                              333 N. Summit Street
                                  Toledo, Ohio
                    (Address of principal executive offices)

                                   43604-2617
                                   (Zip Code)

                    2.125% Convertible Senior Notes due 2035
                         (Title of indenture securities)

1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS
   SUBJECT:
   Comptroller of the Currency
   United States Department of the Treasury
   Washington, D.C.  20219

   Federal Reserve Bank
   Richmond, Virginia 23219

   Federal Deposit Insurance Corporation
   Washington, D.C.  20429

b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

16.   LIST OF EXHIBITS.

            EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

            1. Copy of Articles of Association of the trustee as now in effect. (Previously filed with the Securities and Exchange Commission on March 16, 1998 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-47985.)

            2. Copy of the Certificate of the Comptroller of the Currency dated March 4, 1998, evidencing the authority of the trustee to transact business. (Previously filed with the Securities and Exchange Commission on July 15, 1998 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-59145.)

            3. Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated April 7, 1999. (Previously filed with the Securities and Exchange Commission on May 20, 1999 in connection with Registration Statement Number 333-78927.)

            4. Copy of existing by-laws of the trustee.(Previously filed with the Securities and Exchange Commission on April 30, 2001 in connection with Registration Statement Number 333-59848.)

            6. Consent of the trustee required by Section 321(b) of the Act. (Previously filed with the Securities and Exchange Commission on April 30, 2001 in connection with Registration Statement Number 333-59848.)

            7. Copy of latest report of condition of the trustee published pursuant to the requirements of its supervising authority. (Filed herewith.)

                                      NOTE

      The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and State of Massachusetts, on the 6th day of October, 2005.

                                               WACHOVIA BANK,
                                               NATIONAL ASSOCIATION

                                               By: /S/ TIMOTHY DONMOYER
                                                   ----------------------
                                                   Name: TIMOTHY DONMOYER
                                                   Title: VICE PRESIDENT

REPORT OF CONDITION                                    EXHIBIT 7 TO EXHIBIT 25.1

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 6/30/05

Consolidating domestic and foreign subsidiaries of Wachovia Bank, N.A., at the close of business on June 30, 2005, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS

                               Thousand of Dollars

Cash and balances due from depository institutions (from Schedule RC-A):
      Noninterest-bearing balances and currency and coin............................................           13,340,000
      Interest-bearing balances.....................................................................              702,000
Securities:
      Held-to-maturity securities (from Schedule RC-B, column A)....................................                    0

      Available-for-sale securities (from Schedule RC-B, column D)..................................          114,033,000
Federal funds sold and securities purchased under agreements to resell
              Federal funds sold in domestic offices................................................              145,000
       Securities purchased under agreements to resell..............................................            4,343,000
Loans and lease financing receivables (from Schedule RC-C):
      Loan and leases held for sale.................................................................           14,492,000
      Loan and leases, net of unearned income.......................................................          227,612,000
      LESS: Allowance for loan and lease losses.....................................................            2,645,000

      Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)...................          224,967,000

Trading assets (from Schedule RC-D).................................................................           32,025,000
Premises and fixed assets (including capitalized leases)............................................            4,321,000
Other real estate owned (from Schedule RC-M)........................................................              136,000
Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)............            1,131,000
Customers' liability to this bank on acceptances outstanding........................................              826,000
Intangible assets:
      Goodwill......................................................................................           19,699,000
Other intangible assets (from Schedule RC-M)........................................................            1,996,000
Other assets (from Schedule RC-F)...................................................................           27,373,000

                                                Total assets........................................          459,529,000

                                   LIABILITIES

Deposits:
      In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I).............          284,231,000
         Noninterest-bearing........................................................................           64,586,000
         Interest-bearing...........................................................................          219,645,000
      In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)...           25,202,000
         Noninterest-bearing........................................................................               65,000
         Interest-bearing...........................................................................           25,137,000
Federal funds purchased and securities sold under agreements to repurchase
         Federal funds purchased in domestic offices................................................            3,546,000
         Securities sold under agreements to repurchase.............................................           28,940,000
Trading liabilities (from Schedule RC-D)............................................................           12,730,000
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
(from Schedule RC-M)................................................................................           28,775,000

Bank's liability on acceptances executed and outstanding............................................              859,000
Subordinated notes and debentures...................................................................           13,323,000
Other liabilities (from Schedule RC-G)..............................................................           12,305,000
Total liabilities (sum of items 13 through 20)......................................................          409,911,000
Minority interest in consolidated subsidiaries......................................................            1,732,000

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................................................                    0
Common stock........................................................................................              455,000
Surplus (exclude all surplus related to preferred stock)............................................           35,351,000
Retained earnings...................................................................................           11,494,000
Accumulated other comprehensive income..............................................................              586,000
Other equity capital components.....................................................................                    0
Total equity capital (sum of item 23 through 27)....................................................           47,886,000
Total liabilities, minority interest and equity capital (sum of items 21,22, and 28)................          459,529,000